UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5729

Name of Fund: Apex Municipal Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Apex Municipal
        Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 06/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Annual Report
June 30, 2003

Apex
Municipal Fund,
Inc.

www.mlim.ml.com

                           APEX MUNICIPAL FUND, INC.

Managed Dividend
Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Annual Meeting of
Stockholders

The date of the Fund's next Annual Meeting of Stockholders has been changed from January 2004 to April 2004. Proposals of stockholders intended to be presented at the Fund's next Annual Meeting of Stockholders must be received by the Fund by January 15, 2004 for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an Annual Meeting of Stockholders. Notice of any such nomination or other business must be in writing and received at the Fund's principal executive office not later than the close of business on February 13, 2004. Written proposals should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of June 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
A/A .....................................................                   4.2%
BBB/Baa .................................................                  18.8
BB/Ba ...................................................                  20.1
B/B .....................................................                   7.5
CCC/Caa .................................................                   2.6
NR (Not Rated) ..........................................                  45.9
Other+ ..................................................                   0.9
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

                                        Apex Municipal Fund, Inc., June 30, 2003

DEAR SHAREHOLDER

For the year ended June 30, 2003, Apex Municipal Fund, Inc. had a net annualized yield of 6.23%, based on a year-end per share net asset value of $8.99 and $.560 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.13%, based on a change in per share net asset value from $9.24 to $8.99, and assuming reinvestment of $.558 per share ordinary income dividends.

For the six months ended June 30, 2003, the Fund's Common Stock had a total investment return of +5.26%, based on a change in per share net asset value from $8.84 to $8.99, and assuming reinvestment of $.282 per share income dividends.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's share on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

The Municipal Market Environment

During the six-month period ended June 30, 2003, amid considerable volatility, long-term fixed income interest rates generally decreased, with the bulk of the decline occurring in May and early June. Bond yields initially rose in the beginning of 2003 as international political tensions moderated somewhat and U.S. equity markets rallied strongly in reaction to President Bush's proposed economic stimulus/tax-reduction legislation. By mid-January, U.S. Treasury bond yields rose to above 5% on expectations of stronger U.S. economic growth later in the year, while the Standard & Poor's (S&P) 500 Index increased almost 6%. Reacting to disappointing 2002 holiday sales and corporate managements' attempts to scale back analysts' expectations of future earnings, equity markets were unable to maintain their earlier gains. By the end of February 2003, the S&P 500 Index declined by approximately 4.5% from year-end 2002 levels. Fearing an eventual U.S./Iraq military confrontation, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, however, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that hostilities would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, there was growing sentiment that hostilities may not be resolved in a matter of weeks, and U.S. Treasury bond yields again declined to end the month at 4.81%.

Long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the swift positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.6%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%.

At its early May meeting, the Federal Reserve Board left the short-term interest rate target unchanged at 1.25%, its lowest level in more than 40 years. In its accompanying statement, the Federal Reserve Board noted that while the pace of U.S. economic growth was likely to expand going forward, the "probability of an unwelcome substantial fall in inflation" was a matter of greater concern. Many fixed income investors quickly concluded that since the Federal Reserve Board's focus was now centered on preventing future deflation, additional reduction in short-term interest rates could be expected. Given already low nominal interest rates, these investors also believed that the Federal Reserve Board was likely to purchase longer-term U.S. Treasury issues to push bond yields lower to further stimulate U.S. economic activity, especially the already-vibrant housing industry. These factors combined to trigger a major bond rally for the remainder of the month. At the end of May 2003, long-term U.S. Treasury bond yields fell to approximately 4.375%, a decline of approximately 40 basis points (.40%) during the month.

Long-term U.S. Treasury bond yields further declined to approximately 4.2% by mid-June as U.S. economic growth, particularly employment trends and durable goods orders, remained sluggish. This led many investors to anticipate that the Federal Reserve Board would lower short-term interest rates an additional 50 basis points at its late June meeting to accelerate economic activity. However, the Federal Reserve Board lowered its target for the Federal Funds rate by only 25 basis points to 1%, the lowest level since 1958. In its accompanying statement, the Federal Reserve Board noted that an additional easing of monetary policy would "further support...an economy which it expects to improve over time." The prospect for stronger economic activity, as well as the absence of any potential purchases of U.S. Treasury issues, pushed bond prices sharply lower for the remainder of the period. By June 30, 2003, long-term U.S. Treasury bond yields rose to 4.55%, an increase of almost 20 basis points during the month. Over the last months, however, long-term U.S. Treasury bond yields have declined 20 basis points.

During the six-month period ended June 30, 2003, long-term tax-exempt bond yields also fell. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond prices generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. Municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.2% before declining in response to the deflationary scare to approximately 4.8% by May 31, 2003. Municipal bond prices also fell during the latter half of June in response to higher economic growth expectations and disappointment about the recent Federal Reserve Board's actions. By the end of the month, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose more than 15 basis points to almost 5%. Over the past six months, long-term municipal bond yields declined by approximately 20 basis points.

Throughout the period, the municipal market continued to improve despite a dramatic increase in new bond issuance. Increased issuance, however, has not hindered the tax-exempt market's recent solid performance. There was a number of ongoing factors fostering the strong investor demand that supported the municipal bond market's improvement. Tax-exempt money market interest rates remained below 1% for much of 2003, forcing investors to invest in longer maturities to generate desired levels of coupon income. Investors will also receive approximately $60 billion in coupon income, bond maturities and the proceeds from early redemptions in July and August. Much of these proceeds are likely to be reinvested in the municipal market. Most importantly, as an asset class, municipal bonds have remained an extremely attractive investment alternative, especially relative to U.S. Treasury issues. At June 30, 2003, tax-exempt bond yields were 88% - 98% of comparable U.S. Treasury issues, well in excess of their historic average of 82% - 88%. Current yield ratios have


                                     2 & 3

                                        Apex Municipal Fund, Inc., June 30, 2003

made municipal securities attractive to retail and institutional investors, as well as to nontraditional, arbitrage related accounts. As the tax-exempt market's favorable technical position is expected to remain stable in the near term, the expected increase in bond issuance during the remainder of 2003 is unlikely to significantly impact the municipal bond market's performance.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.5% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003 and more than 3% for 2004. Lower oil prices, reduced geopolitical uncertainties, increased federal spending for defense, and a sizeable federal tax cut are factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.

Portfolio Strategy

Since our last report to shareholders, the Fund's relative performance benefited from a resurgent demand for high-yield municipal bonds. As much of this improvement occurred during the latter portion of the period, it provided some respite from the turbulent conditions prevalent for much of the year. Nevertheless, for the 12-month period ended June 30, 2003, performance results were dominated by the sharp deterioration in the high-yield market brought on by mounting concerns about geopolitical risk and the weak domestic economy. More specifically, the portfolio was negatively impacted by exposure to corporate-related tax-exempt debt. Industrial development bonds (IDB) issued by corporations comprise a significant component of the high-yield municipal market and, at almost 40% of portfolio assets, represented the Fund's largest sector concentration. Although exposure within this category is diversified across various industries, many of these holdings are sensitive to the economic cycle and have come under pressure amid the broad-based decline in corporate earnings.

Portfolio activity has largely reflected our goal of increasing diversification of the portfolio's holdings and generating a more competitive distribution yield. To that end, additional progress was made through the reduction in exposure to general unsecured obligations of Host Marriott Corporation, representing one of the Fund's largest exposures. Concern over heightened tensions on the Korean peninsula led us to reduce exposure to senior unsecured debt of Samsung Electronics, a subsidiary of the giant Korean conglomerate. The Fund continues to maintain an underweighted exposure in the tobacco sector in recognition of continuing litigation risk. Notwithstanding the significant victory for the tobacco industry embodied in the recent Engles decision in Florida, prudence suggests ongoing caution is appropriate both in terms of litigation and pending supply. Remaining activity has been characterized by efforts to enhance the Fund's yield through transactions that capitalize on pockets of demand that occur in an otherwise fairly illiquid high-yield tax-exempt marketplace. Matching up these opportunistic sales with the attractive but infrequent investment scenario can be difficult; nevertheless, if successful, it can enhance the yield presented to shareholders.

In the coming months, our strategy will continue to focus on the general themes of increased diversification and yield enhancement. Apart from IDBs, the Fund's largest concentration is in land-secured special tax-backed obligations for commercial and residential real estate projects across a broad geographical spectrum. This overweighting reflects an assessment that the strong growth potential for projects in selected localities involving developers with proven track records provides a considerable investment opportunity for the Fund. Apart from airlines, other significant concentrations include positions in senior living and long-term care projects, non-profit hospitals and investor-owned utilities. The health care sector has experienced credit stabilization amid an environment of improving fundamentals and strong demographic trends. Credit spreads remain attractive and, in our opinion, this sector offers a compelling source of value and liquidity, while providing the means to enhance the Fund's yield. In a broader sense, the Fund is poised to gain from an economic recovery with corporate cyclical exposure across a variety of industries that include airlines, paper, lodging and chemicals. Valuations for these securities have recovered significantly in recent weeks reflecting perhaps a higher degree of risk tolerance as investors grow more optimistic about corporate earnings. To the extent these expectations are realized, Fund performance is likely to benefit from these asset allocation decisions.

In Conclusion

We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

July 18, 2003

PROXY RESULTS

During the six-month period ended June 30, 2003, Apex Municipal Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at the shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------
                                                                    Shares Voted      Shares Withheld
                                                                         For            From Voting
-----------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Terry K. Glenn               17,148,378           708,038
                                        Joe Grills                   17,156,035           700,381
                                        Roberta Cooper Ramo          17,165,111           691,305
-----------------------------------------------------------------------------------------------------


                                     4 & 5

                                        Apex Municipal Fund, Inc., June 30, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P     Moody's    Face
STATE               Ratings++ Ratings++  Amount     Municipal Bonds                                                          Value
===================================================================================================================================
Alabama--0.6%           B        NR*    $ 1,000     Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                                    America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009            $  1,033
===================================================================================================================================
Alaska--1.2%            NR*      NR*      2,000     Alaska Industrial Development and Expert Authority Revenue Bonds
                                                    (Williams Lynxs Alaska Cargoport), AMT, 8% due 5/01/2023                  2,106
===================================================================================================================================
Arizona--2.8%           NR*      NR*      1,500     Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King
                                                    Apartments Project), Sub-Series C, 9.50% due 11/01/2031                   1,297
                        NR*      Caa2     4,000     Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                    (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023            2,120
                        B+       Ba3      1,585     Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                                    (Tucson Electric Power Company Project), Series C, 6% due 9/01/2029       1,489
===================================================================================================================================
Colorado--5.8%          NR*      Baa2     3,000     Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                    Bonds (Pavilions), AMT, 7.75% due 9/01/2016                               3,246
                        NR*      NR*      2,800     Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                    Improvement Fee), Series A, 7.30% due 9/01/2022                           2,891
                        NR*      NR*      1,640     Lincoln Park, Colorado, Metropolitan District, GO, Refunding, 7.75%
                                                    due 12/01/2026                                                            1,711
                        NR*      NR*      1,235     North Range, Colorado, Metropolitan District Number 1, GO, 7.25%
                                                    due 12/15/2031                                                            1,252
                        BB+      Ba1      1,145     Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                                    First Tier, Sub-Series D, 7.125% due 6/15/2041                            1,200
===================================================================================================================================
Connecticut--0.7%       NR*      B1       1,255     New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                                    Corporation Project), 9.25% due 5/01/2017                                 1,274
===================================================================================================================================
Florida--8.3%           NR*      NR*        890     Arbor Greene Community Development District, Florida, Special
                                                    Assessment Revenue Bonds, 7.60% due 5/01/2018                               935
                        NR*      NR*      1,370     Bonnet Creek Resort, Florida, Community Development District, Special
                                                    Assessment Revenue Bonds, 7.50% due 5/01/2034                             1,438
                        NR*      NR*        800     Capital Projects Finance Authority, Florida, Continuing Care
                                                    Retirement Revenue Bonds (Glenridge on Palmer Ranch), Series A, 8%
                                                    due 6/01/2032                                                               818
                        NR*      NR*      2,500     Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                                    (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                    2,569
                        NR*      NR*        910     Lakewood Ranch, Florida, Community Development District Number 5,
                                                    Special Assessment Revenue Refunding Bonds, Series A, 6.70%
                                                    due 5/01/2031                                                               923
                        NR*      NR*      1,650     Orlando, Florida, Urban Community Development District, Capital
                                                    Improvement Special Assessment Bonds, Series A, 6.95% due 5/01/2033       1,694
                        NR*      NR*        670     Palm Beach County, Florida, HFA, M/F Housing Revenue Bonds (Lake
                                                    Delray Apartment Project), AMT, Series A, 6.40% due 1/01/2031               629
                        NR*      NR*      3,480     Parkway Center, Florida, Community Development District Special
                                                    Assessment Refunding Bonds, Series B, 8% due 5/01/2010                    2,672
                        NR*      NR*      2,880     Tampa Palms, Florida, Open Space and Transportation Community
                                                    Development District Revenue Bonds, Capital Improvement (Richmond
                                                    Place Project), 7.50% due 5/01/2018                                       3,036
===================================================================================================================================
Georgia--1.7%           NR*      NR*      2,000     Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                                    Project), 7.90% due 12/01/2024                                            2,081
                        NR*      Ba3      1,000     Effingham County, Georgia, IDA, PCR, Refunding (Georgia Pacific
                                                    Corporation Project), 6.50% due 6/01/2031                                   878
===================================================================================================================================
Idaho--0.9%             NR*      NR*      1,470     Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley
                                                    Vista Care Corporation), Series A, 7.75% due 11/15/2016                   1,503
===================================================================================================================================
Illinois--3.1%          CCC      Caa2     3,000     Chicago, Illinois, O'Hare International Airport, Special Facility
                                                    Revenue Refunding Bonds (American Airlines Inc. Project), 8.20%
                                                    due 12/01/2024                                                            1,650
                        NR*      NR*        400     Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75%
                                                    due 12/01/2032                                                              402
                        NR*      NR*      3,190     Illinois Development Finance Authority Revenue Bonds (Primary Health
                                                    Care Centers Facilities Acquisition Program), 7.75% due 12/01/2016        3,453
===================================================================================================================================
Indiana--2.5%           NR*      NR*      2,600     Indiana State Educational Facilities Authority, Revenue Refunding
                                                    Bonds (Saint Joseph's College Project), 7% due 10/01/2029                 2,792
                        NR*      NR*      1,820     Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                                    Project), Series B, 7.50% due 10/01/2029                                  1,531
===================================================================================================================================
Iowa--2.7%              NR*      NR*      3,965     Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                                    Bonds (Care Initiatives Project), 9.25% due 7/01/2025                     4,686
===================================================================================================================================
Louisiana--3.2%         BB-      NR*      5,500     Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                    Company Project), 7.50% due 7/01/2013                                     5,580
===================================================================================================================================
Maine--0.5%             BB+      Ba1        840     Maine Finance Authority, Solid Waste Recycling Facilities Revenue
                                                    Bonds (Great Northern Paper Project--Bowater), AMT, 7.75%
                                                    due 10/01/2022                                                              841
===================================================================================================================================
Maryland--2.1%          NR*      NR*      1,875     Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                                    (Arundel Mills Project), 7.10% due 7/01/2029                              2,047
                        NR*      NR*      1,500     Maryland State Energy Financing Administration, Limited Obligation
                                                    Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40%
                                                    due 9/01/2019                                                             1,536
===================================================================================================================================
Massachusetts--4.3%     BBB      NR*        825     Massachusetts State Development Finance Agency, Resource Recovery
                                                    Revenue Bonds (Ogden Haverhill Associates), AMT, Series A, 6.70%
                                                    due 12/01/2014                                                              859
                                                    Massachusetts State Development Finance Agency, Revenue Refunding
                                                    Bonds:
                        BB+      NR*      1,245       (Eastern Nazarine College), 5.625% due 4/01/2019                        1,028
                        BB+      NR*      1,220       (Eastern Nazarine College), 5.625% due 4/01/2029                          940
                        NR*      Ba2      3,000     Massachusetts State Health and Educational Facilities Authority,
                                                    Revenue Refunding Bonds (Bay Cove Human Services Issue), Series A,
                                                    5.90% due 4/01/2028                                                       2,646
                        NR*      NR*      1,500     Massachusetts State Industrial Finance Agency Revenue Bonds, Sewer
                                                    Facility (Resource Control Composting), AMT, 9.25% due 6/01/2010          1,512
                        BBB      NR*        500     Massachusetts State Industrial Financial Agency, Resource Recovery
                                                    Revenue Refunding Bonds (Ogden Haverhill Project), AMT, Series A,
                                                    5.60% due 12/01/2019                                                        460
===================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMR     Airport and Marina Revenue Bonds
AMT     Alternative Minimum Tax (subject to)
EDA     Economic Development Authority
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


                                     6 & 7

                                        Apex Municipal Fund, Inc., June 30, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P     Moody's    Face
STATE               Ratings++ Ratings++  Amount     Municipal Bonds                                                          Value
===================================================================================================================================
Michigan--1.0%          BBB-     Baa3   $ 1,000     Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                                    Bonds (Hurley Medical Center), 6% due 7/01/2020                        $    943
                        BBB-     Ba3      1,000     Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                                    (Detroit Medical Center Obligation Group), Series A, 6.50%
                                                    due 8/15/2018                                                               791
===================================================================================================================================
Minnesota--2.5%         NR*      NR*      3,140     Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza
                                                    Apartments Project), 9.375% due 12/01/2024                                3,167
                        NR*      NR*      1,230     Saint Paul, Minnesota, Port Authority, Hotel Facility Revenue Bonds
                                                    (Radisson Kellogg Project), Series 2, 7.375% due 8/01/2029                1,268
===================================================================================================================================
Missouri--0.7%          NR*      NR*      1,200     Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                                    Bonds (Gravois Bluffs), 7% due 10/01/2021                                 1,308
===================================================================================================================================
New Jersey--13.1%                                   Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                    Bonds (Holt Hauling & Warehousing), AMT, Series A (b):
                        NR*      NR*      2,000       9.625% due 1/01/2011                                                      392
                        NR*      NR*      4,500       9.875% due 1/01/2021                                                      882
                        CCC      B2       6,000     Camden County, New Jersey, Pollution Control Financing Authority,
                                                    Solid Waste Resource Recovery Revenue Refunding Bonds, AMT,
                                                    Series A, 7.50% due 12/01/2010                                            5,732
                        BBB-     NR*      1,400     New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village),
                                                    Series C, 5.50% due 1/01/2028                                             1,344
                        NR*      Ba3      1,500     New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7%
                                                    due 10/01/2014                                                            1,487
                                                    New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                        NR*      NR*      1,000       (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031               1,034
                        NR*      NR*      3,700       (Seabrook Village Inc.), 8.125% due 11/15/2023                          3,893
                        B        Caa2     3,050     New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                                    Inc. Project), AMT, 6.625% due 9/15/2012                                  2,707
                                                    New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                        BB+      NR*      1,515       (Pascack Valley Hospital Association), 6.625% due 7/01/2036             1,527
                        NR*      Baa1     1,410       (South Jersey Hospital), 6% due 7/01/2026                               1,469
                        A-       Baa2     3,025     Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds,
                                                    6.75% due 6/01/2039                                                       2,745
===================================================================================================================================
New Mexico--2.9%        B+       Ba3      5,000     Farmington, New Mexico, PCR, Refunding (Tucson Electric Power
                                                    Co.--San Juan Project), Series A, 6.95% due 10/01/2020                    5,139
===================================================================================================================================
New York--3.0%          NR*      NR*        350     New York City, New York, City IDA, Civic Facility Revenue Bonds,
                                                    Series C, 6.80% due 6/01/2028                                               358
                        BBB-     Ba2      1,730     New York City, New York, City IDA, Special Facility Revenue Bonds
                                                    (British Airways PLC Project), AMT, 7.625% due 12/01/2032                 1,522
                                                    Utica, New York, GO, Public Improvement:
                        BBB      Baa3       700       9.25% due 8/15/2004                                                       750
                        BBB      Baa3       700       9.25% due 8/15/2005                                                       786
                        BBB      Baa3       635       9.25% due 8/15/2006                                                       740
                        NR*      NR*      1,180     Westchester County, New York, IDA, Continuing Care Retirement,
                                                    Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                                    6.50% due 1/01/2034                                                       1,194
===================================================================================================================================
North Carolina--1.0%    NR*      NR*      1,600     North Carolina Medical Care Commission, Health Care Facilities,
                                                    First Mortgage Revenue Refunding Bonds (Presbyterian Homes Project),
                                                    7% due 10/01/2031                                                         1,735
===================================================================================================================================
Ohio--1.1%              B-       Caa2     3,135     Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                                    (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019            1,945
===================================================================================================================================
Oklahoma--0.8%          A1+      VMIG1+   1,000     Oklahoma State Industries Authority, Revenue Refunding Bonds
                                                    (Integris Baptist), VRDN, Series B, 1% due 8/15/2029 (a)(c)               1,000
                        B-       Caa2       420     Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding Bonds,
                                                    AMR, AMT, Series A, 5.80% due 6/01/2035 (a)                                 357
===================================================================================================================================
Oregon--0.7%            NR*      NR*      1,310     Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                    Bonds (Wauna Cogeneration Project), AMT, Series B, 7.40% due 1/01/2016    1,292
===================================================================================================================================
Pennsylvania--6.7%      NR*      NR*      1,750     Chester County, Pennsylvania, Health and Education Facilities
                                                    Authority, Senior Living Revenue Refunding Bonds (Jenners Pond Inc.
                                                    Project), 7.625% due 7/01/2034                                            1,761
                        NR*      Ba2      2,000     Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                    Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023           1,894
                                                    Montgomery County, Pennsylvania, Higher Education and Health
                                                    Authority, Revenue Refunding Bonds (Faulkeways at Gwynedd Project):
                        BBB+     NR*        900       6.75% due 11/15/2024                                                      964
                        BBB+     NR*        925       6.75% due 11/15/2030                                                      987
                                                    Philadelphia, Pennsylvania, Authority for IDR, AMT:
                        NR*      Ba1      1,600       (Air Cargo), Series A, 7.50% due 1/01/2025                              1,640
                        NR*      NR*      4,460       Commercial Development, 7.75% due 12/01/2017                            4,563
===================================================================================================================================
South Carolina--0.5%    BBB-     NR*        790     South Carolina Jobs, EDA Revenue Bonds (Myrtle Beach Convention
                                                    Center), Series A, 6.625% due 4/01/2036                                     803
===================================================================================================================================
Texas--12.4%            BBB-     Baa3     1,000     Austin, Texas, Convention Center Revenue Bonds (Convention
                                                    Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028              1,067
                        A1+      VMIG1+     600     Bell County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                                    Series B-2, 1% due 8/15/2029 (a)(c)                                         600
                                                    Brazos River Authority, Texas, PCR, Refunding, AMT:
                        BBB      Baa2     2,530       (Texas Utility Company), Series A, 7.70% due 4/01/2033                  2,828
                        BBB      Baa2     2,870       (Utilities Electric Company), Series B, 5.05% due 6/01/2030 (a)         2,987
                        BBB-     Ba1      1,220     Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                                    Energy Inc. Project), Series B, 7.75% due 12/01/2018                      1,319
                        A        A3       2,500     Brazos River, Texas, Harbor Navigation District, Brazoria County
                                                    Environmental Revenue Refunding Bonds (Dow Chemical Company
                                                    Project), AMT, Series A-7, 6.625% due 5/15/2033                           2,663
                        CCC      Caa2       840     Dallas-Fort Worth, Texas, International Airport Facility,
                                                    Improvement Corporation, Revenue Refunding Bonds (American
                                                    Airlines), AMT, Series A, 5.95% due 5/01/2029                               758
                        BBB      Baa2     2,185     Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding Bonds
                                                    (International Paper Company), AMT, Series A, 6.10% due 8/01/2024         2,257
                        A-       A3       1,700     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                 1,812
                        BBB-     Ba1      2,310     Matagorda County, Texas, Navigation District Number 1 Revenue
                                                    Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029         2,506
                        BB-      Ba3      1,330     Port Corpus Christi, Texas, Individual Development Corporation,
                                                    Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                                                    Project), AMT, 8.25% due 11/01/2031                                       1,368
                        NR*      Baa3     1,740     Texas State Student Housing Corporation, Student Housing Revenue
                                                    Bonds (MidWestern State University Project), 6.50% due 9/01/2022          1,743
===================================================================================================================================


                                     8 & 9

                                        Apex Municipal Fund, Inc., June 30, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                       S&P     Moody's    Face
STATE               Ratings++ Ratings++  Amount     Municipal Bonds                                                          Value
===================================================================================================================================
Utah--1.2%              NR*      NR*    $ 2,240     Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds
                                                    (Laidlaw Environmental), AMT, Series A, 7.45% due 7/01/2017            $  2,140
===================================================================================================================================
Virginia--6.3%          NR*      NR*      2,495     Dulles Town Center, Virginia, Community Development Authority,
                                                    Special Assessment Tax (Dulles Town Center Project), 6.25%
                                                    due 3/01/2026                                                             2,515
                        NR*      NR*      3,000     Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds, Exempt
                                                    Facility, AMT, Series A, 7.50% due 1/01/2014                              2,986
                                                    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                        NR*      Ba1      6,200       First Tier, Sub-Series C, 6.25%** due 8/15/2033                           161
                        NR*      Ba1      6,200       First Tier, Sub-Series C, 6.25%** due 8/15/2034                           142
                        BB       NR*     32,600       Senior Series B, 5.875%** due 8/15/2025                                 5,279
===================================================================================================================================
Washington--1.2%        NR*      NR*      2,600     Port Seattle, Washington, Special Facilities Revenue Bonds
                                                    (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                    2,142
===================================================================================================================================
Wisconsin--0.8%         NR*      NR*      1,320     Wisconsin State Health and Educational Facilities Authority Revenue
                                                    Bonds (New Castle Place Project), Series A, 7% due 12/01/2031             1,333
===================================================================================================================================
Wyoming--0.9%           BB+      Ba3      1,800     Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                    (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024                1,672
===================================================================================================================================
Virgin Islands--1.2%    BBB-     Baa3     2,100     Virgin Islands Government Refinery Facilities Revenue Bonds
                                                    (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                         2,144
===================================================================================================================================
                        Total Investments (Cost--$183,735)--98.4%                                                          173,299

                        Other Assets Less Liabilities--1.6%                                                                  2,817
                                                                                                                          --------
                        Net Assets--100.0%                                                                                $176,116
                                                                                                                          ========
===================================================================================================================================

*     Not Rated.
** Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
++    Ratings of issues shown are unaudited.
(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2003.
(b)   Non-income producing security.
(c)   MBIA Insured.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of June 30, 2003
================================================================================================================================
Assets:                  Investments, at value (identified cost--$183,735,042) ................                    $ 173,298,806
                         Cash .................................................................                           39,368
                         Receivables:
                           Interest ...........................................................   $   2,956,743
                           Securities sold ....................................................          35,000        2,991,743
                                                                                                  -------------
                         Prepaid expenses and other assets ....................................                            8,703
                                                                                                                   -------------
                         Total assets .........................................................                      176,338,620
                                                                                                                   -------------
================================================================================================================================
Liabilities:             Payables:
                           Dividends to shareholders ..........................................          90,583
                           Investment adviser .................................................          90,518
                           Other affiliates ...................................................             973          182,074
                                                                                                  -------------
                         Accrued expenses .....................................................                           40,788
                                                                                                                   -------------
                         Total liabilities ....................................................                          222,862
                                                                                                                   -------------
================================================================================================================================
Net Assets:              Net assets ...........................................................                    $ 176,115,758
                                                                                                                   =============
================================================================================================================================
Capital:                 Common Stock, $.10 par value, 150,000,000 shares authorized;
                         19,596,732 shares issued and outstanding .............................                    $   1,959,673
                         Paid-in capital in excess of par .....................................                      207,015,404
                         Undistributed investment income--net .................................   $   1,561,994
                         Accumulated realized capital losses on investments--net ..............     (23,985,077)
                         Unrealized depreciation on investments--net ..........................     (10,436,236)
                                                                                                  -------------
                         Total accumulated losses--net ........................................                      (32,859,319)
                                                                                                                   -------------
                         Total capital--Equivalent to $8.99 net asset value per share of Common
                         Stock (market price--$8.48) ..........................................                    $ 176,115,758
                                                                                                                   =============
================================================================================================================================

      See Notes to Financial Statements.


                                    10 & 11

                                        Apex Municipal Fund, Inc., June 30, 2003

STATEMENT OF OPERATIONS

                         For the Year Ended June 30, 2003
================================================================================================================================
Investment               Interest .............................................................                    $  12,961,060
Income:                  Dividends ............................................................                               13
                                                                                                                   -------------
                         Total income .........................................................                       12,961,073
                                                                                                                   -------------
================================================================================================================================
Expenses:                Investment advisory fees .............................................   $   1,129,390
                         Professional fees ....................................................         182,829
                         Accounting services ..................................................          67,518
                         Transfer agent fees ..................................................          46,501
                         Printing and shareholder reports .....................................          39,127
                         Directors' fees and expenses .........................................          34,402
                         Listing fees .........................................................          28,965
                         Pricing fees .........................................................          14,000
                         Custodian fees .......................................................          10,833
                         Other ................................................................          11,094
                                                                                                  -------------
                         Total expenses before reimbursement ..................................       1,564,659
                         Reimbursement of expenses ............................................              (2)
                                                                                                  -------------
                         Total expenses after reimbursement ...................................                        1,564,657
                                                                                                                   -------------
                         Investment income--net ...............................................                       11,396,416
                                                                                                                   -------------
================================================================================================================================
Realized &               Realized loss on investments--net ....................................                       (1,270,071)
Unrealized Loss on       Change in unrealized depreciation on investments--net ................                       (4,173,234)
Investments--Net:                                                                                                  -------------
                         Total realized and unrealized loss on investments--net ...............                       (5,443,305)
                                                                                                                   -------------
                         Net Increase in Net Assets Resulting from Operations .................                    $   5,953,111
                                                                                                                   =============
================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the Year
                                                                                                         Ended June 30,
                                                                                                ------------------------------
                         Increase (Decrease) in Net Assets:                                          2003              2002
==============================================================================================================================
Operations:              Investment income--net .............................................   $  11,396,416    $  11,278,629
                         Realized loss on investments--net ..................................      (1,270,071)      (4,092,274)
                         Change in unrealized depreciation on investments--net ..............      (4,173,234)        (225,283)
                                                                                                -------------    -------------
                         Net increase in net assets resulting from operations ...............       5,953,111        6,961,072
                                                                                                -------------    -------------
==============================================================================================================================
Dividends to             Investment income--net .............................................     (10,930,489)     (11,114,247)
Shareholders:                                                                                   -------------    -------------
                         Net decrease in net assets resulting from dividends to shareholders      (10,930,489)     (11,114,247)
                                                                                                -------------    -------------
==============================================================================================================================
Net Assets:              Total decrease in net assets .......................................      (4,977,378)      (4,153,175)
                         Beginning of year ..................................................     181,093,136      185,246,311
                                                                                                -------------    -------------
                         End of year* .......................................................   $ 176,115,758    $ 181,093,136
                                                                                                =============    =============
==============================================================================================================================
                       * Undistributed investment income--net ...............................   $   1,561,994    $   1,157,568
                                                                                                =============    =============
==============================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios
                         have been derived from information provided
                         in the financial statements.                                   For the Year Ended June 30,
                                                                      ----------------------------------------------------------
                         Increase (Decrease) in Net Asset Value:         2003        2002        2001        2000         1999
================================================================================================================================
Per Share                Net asset value, beginning of year .......   $    9.24   $    9.45   $    9.33   $   10.37    $   10.60
Operating                                                             ---------   ---------   ---------   ---------    ---------
Performance:             Investment income--net ...................         .58+        .58         .59         .66          .63
                         Realized and unrealized gain (loss) on
                         investments--net .........................        (.27)       (.22)        .13       (1.03)        (.23)
                                                                      ---------   ---------   ---------   ---------    ---------
                         Total from investment operations .........         .31         .36         .72        (.37)         .40
                                                                      ---------   ---------   ---------   ---------    ---------
                         Less dividends from investment income--net        (.56)       (.57)       (.60)       (.67)        (.63)
                                                                      ---------   ---------   ---------   ---------    ---------
                         Net asset value, end of year .............   $    8.99   $    9.24   $    9.45   $    9.33    $   10.37
                                                                      =========   =========   =========   =========    =========
                         Market price per share, end of year ......   $    8.48   $    8.39   $    9.10   $  8.9375    $   10.25
                                                                      =========   =========   =========   =========    =========
================================================================================================================================
Total Investment         Based on market price per share ..........        8.18%      (1.64%)      9.05%      (6.22%)       3.68%
Return:*                                                              =========   =========   =========   =========    =========
                         Based on net asset value per share .......        4.13%       4.31%       8.48%      (3.23%)       3.90%
                                                                      =========   =========   =========   =========    =========
================================================================================================================================
Ratios to Average        Expenses, net of reimbursement ...........         .90%        .87%        .82%        .81%         .81%
Net Assets:                                                           =========   =========   =========   =========    =========
                         Expenses .................................         .90%        .87%        .82%        .81%         .81%
                                                                      =========   =========   =========   =========    =========
                         Investment income--net ...................        6.56%       6.19%       6.35%       6.71%        5.93%
                                                                      =========   =========   =========   =========    =========
================================================================================================================================
Supplemental             Net assets, end of year (in thousands) ...   $ 176,116   $ 181,093   $ 185,246   $ 182,879    $ 203,198
Data:                                                                 =========   =========   =========   =========    =========
                         Portfolio turnover .......................          24%         25%         17%         20%          40%
                                                                      =========   =========   =========   =========    =========
================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


                                    12 & 13

                                        Apex Municipal Fund, Inc., June 30, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,754,099 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $61,501 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the Fund's average weekly net assets. For the year ended June 30, 2003, FAM reimbursed the Fund in the amount of $2.

For the year ended June 30, 2003, the Fund reimbursed FAM $3,679 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2003 were $47,423,153 and $41,332,624, respectively.

Net realized losses for the year ended June 30, 2003 and net unrealized losses as of June 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                 Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............         $ (1,270,071)         $(10,436,236)
                                             ------------          ------------
Total ..............................         $ (1,270,071)         $(10,436,236)
                                             ============          ============
--------------------------------------------------------------------------------

As of June 30, 2003, net unrealized depreciation for Federal income tax purposes aggregated $10,271,756, of which $7,130,873 related to appreciated securities and $17,402,629 related to depreciated securities. The aggregate cost of investments at June 30, 2003 for Federal income tax purposes was $183,570,562.

4. Common Stock Transactions:

At June 30, 2003, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000


                                    14 & 15

                                        Apex Municipal Fund, Inc., June 30, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

shares were authorized. Shares issued and outstanding during the years ended June 30, 2003 and June 30, 2002 remained constant.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.047000 per share on July 30, 2003 to shareholders of record on July 17, 2003.

The tax character of distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002 was as follows:

--------------------------------------------------------------------------------
                                                  6/30/2003           6/30/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $10,930,489         $11,114,247
                                                 -----------         -----------
Total distributions ....................         $10,930,489         $11,114,247
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of June 30, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net .....................       $  1,397,514
Undistributed ordinary income ............................             54,619
Undistributed long-term capital gains--net ...............                 --
                                                                 ------------
Total undistributed earnings--net ........................          1,452,133
Capital loss carryforward ................................        (21,862,751)*
Unrealized losses--net ...................................        (12,448,701)**
                                                                 ------------
Total accumulated losses--net ............................       $(32,859,319)
                                                                 ============
-----------------------------------------------------------------------------

* On June 30, 2003, the Fund had a net capital loss carryforward of $21,862,751, of which $7,056,648 expires in 2004, $1,311,769 expires in
      2005, $938,156 expires in 2006, $2,975,000 expires in 2008, $5,341,699 expires in 2009, $2,075,987 expires in 2010 and $2,163,492 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Apex Municipal Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Apex Municipal Fund, Inc. as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Apex Municipal Fund, Inc. as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 8, 2003


                                    16 & 17

                                        Apex Municipal Fund, Inc., June 30, 2003

AUTOMATIC DIVIDEND REINVESTMENT PLAN

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


                                    18 & 19

                                        Apex Municipal Fund, Inc., June 30, 2003

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Apex Municipal Fund, Inc. during its taxable year ended June 30, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

                                                                                                           Number of      Other
                                                                                                        Portfolios in     Public
                             Position(s)  Length                                                         Fund Complex  Directorships
                                Held      of Time                                                        Overseen by     Held by
Name          Address & Age   with Fund   Served         Principal Occupation(s) During Past 5 Years       Director      Director
====================================================================================================================================
Interested Director
====================================================================================================================================
Terry K.      P.O. Box 9011   President  1999 to    President and Chairman of Merrill Lynch Invest-        114 Funds        None
Glenn*        Princeton, NJ   and        present    ment Managers, L.P. ("MLIM")/Fund Asset           159 Portfolios
              08543-9011      Director   and        Management, L.P. ("FAM")--Advised Funds since
              Age: 62                    1989 to    1999; Chairman (Americas Region) of MLIM from
                                         present    2000 to 2002; Executive Vice President of MLIM
                                                    and FAM (which terms as used herein include
                                                    their corporate predecessors) from 1983 to 2002;
                                                    President of FAM Distributors, Inc. ("FAMD") from
                                                    1986 to 2002 and Director thereof from 1991 to
                                                    2002; Executive Vice President and Director of
                                                    Princeton Services, Inc. ("Princeton Services")
                                                    from 1993 to 2002; President of Princeton
                                                    Administrators, L.P. from 1989 to 2002; Director of
                                                    Financial Data Services, Inc. from 1985 to 2002.
            ========================================================================================================================
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services, and Princeton Administrators, L.P.
              The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================

                                    20 & 21

                                        Apex Municipal Fund, Inc., June 30, 2003

OFFICERS AND DIRECTORS (concluded)

                                                                                                           Number of      Other
                                                                                                        Portfolios in     Public
                             Position(s)  Length                                                         Fund Complex  Directorships
                                Held      of Time                                                        Overseen by     Held by
Name          Address & Age   with Fund   Served*        Principal Occupation(s) During Past 5 Years       Director      Director
====================================================================================================================================
Independent Directors
====================================================================================================================================
James H.      P.O. Box 9095   Director   2002 to    Director and Executive Vice President, The China      40 Funds         None
Bodurtha      Princeton, NJ              present    Business Group, Inc. since 1995; Chairman,         59 Portfolios
              08543-9095                            Berkshire Holding Corporation since 1982.
              Age: 59
====================================================================================================================================
Joe Grills    P.O. Box 9095   Director   1994 to    Member of the Committee of Investment of              40 Funds     Kimco
              Princeton, NJ              present    Employee Benefit Assets of the Association of      59 Portfolios   Realty
              08543-9095                            Financial Professionals ("CIEBA") since 1986 and                   Corporation
              Age: 68                               its Chairman from 1991 to 1992; Member of the
                                                    Investment Advisory Committees of the State of
                                                    New York Common Retirement Fund since 1989;
                                                    Member of the Investment Advisory Committee of
                                                    the Howard Hughes Medical Institute from 1997 to
                                                    2000; Director, Duke Management Company since
                                                    1992 and Vice Chairman thereof since 1998;
                                                    Director, LaSalle Street Fund from 1995 to 2001;
                                                    Director, Kimco Realty Corporation since 1997;
                                                    Member of the Investment Advisory Committee of
                                                    the Virginia Retirement System since 1998 and Vice
                                                    Chairman thereof since 2002; Director, Montpelier
                                                    Foundation since 1998 and Vice Chairman thereof
                                                    since 2000; Member of the Investment Committee
                                                    of the Woodberry Forest School since 2000; Member
                                                    of the Investment Committee of the National Trust
                                                    for Historic Preservation since 2000.
====================================================================================================================================
Herbert I.    P.O. Box 9095   Director   2002 to    John M. Olin Professor of Humanities, New York        40 Funds         None
London        Princeton, NJ              present    University since 1993 and Professor thereof since  59 Portfolios
              08543-9095                            1980; President of Hudson Institute since 1997 and
              Age: 64                               Trustee thereof since 1980.
====================================================================================================================================
Andre F.      P.O. Box 9095   Director   2002 to    George Gund Professor of Finance and Banking,         40 Funds         None
Perold        Princeton, NJ              present    Harvard Business School since 2000 and a member    59 Portfolios
              08543-9095                            of the faculty since 1979; Director and Chairman
              Age: 51                               of the Board, UNX, Inc. since 2003; Director,
                                                    Stockback.com from 2002 to 2002; Director, Sanlam
                                                    Limited and Sanlam Life since 2001; Director,
                                                    Genbel Securities and Gensec Bank since 1999;
                                                    Director, Bulldogresearch.com from 2000 to 2001;
                                                    Director, Sanlam Investment Management from
                                                    1999 to 2001; Director, Quantec Limited from 1991
                                                    to 1999.
====================================================================================================================================
Roberta       P.O. Box 9095   Director   2002 to    Shareholder, Modrall, Sperling, Roehl, Harris &       40 Funds         None
Cooper Ramo   Princeton, NJ              present    Sisk, P.A. since 1993; Director of Cooper's, Inc.  59 Portfolios
              08543-9095                            since 1999 and Chairman of the Board since 2000;
              Age: 60                               Director of ECMC, Inc. since 2001.
====================================================================================================================================
Robert S.     P.O. Box 9095   Director   1996 to    Principal of STI Management since 1994; Trustee       40 Funds         None
Salomon, Jr.  Princeton, NJ              present    of Commonfund from 1980 to 2001; Director of Rye   59 Portfolios
              08543-9095                            Country Day School since 2001.
              Age: 66
====================================================================================================================================
Stephen B.    P.O. Box 9095   Director   1989 to    Chairman, Fernwood Advisors (investment adviser)      40 Funds         None
Swensrud      Princeton, NJ              present    since 1996; Principal of Fernwood Associates       59 Portfolios
              08543-9095                            (financial consultant) since 1975; Chairman of RPP
              Age: 70                               Corporation since 1978; Director, International
                                                    Mobile Communications, Inc. since 1998.
            ========================================================================================================================
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================

                             Position(s)  Length
                                 Held     of Time
Name          Address & Age   with Fund   Served*              Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
====================================================================================================================================
Donald C.     P.O. Box 9011   Vice       1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
Burke         Princeton, NJ   President  present    1999; Senior Vice President and Treasurer of Princeton Services since 1999;
              08543-9011      and        and        Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
              Age: 43         Treasurer  1999 to
                                         present
====================================================================================================================================
Kenneth A.    P.O. Box 9011   Senior     2002 to    Managing Director of MLIM since 2000 and Director (Municipal Tax-Exempt
Jacob         Princeton, NJ   Vice       present    Fund Management) of MLIM from 1997 to 2000.
              08543-9011      President
              Age: 52
====================================================================================================================================
John M.       P.O. Box 9011   Senior     2002 to    Managing Director of MLIM since 2000 and Director (Municipal Tax-Exempt
Loffredo      Princeton, NJ   Vice       present    Fund Management) of MLIM from 1998 to 2000.
              08543-9011      President
              Age: 39
====================================================================================================================================
Theodore R.   P.O. Box 9011   Vice       1997 to    Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
Jaeckel Jr.   Princeton, NJ   President  present    Vice President of MLIM from 1994 to 2000.
              08543-9011
              Age: 43
====================================================================================================================================
Brian D.      P.O. Box 9011   Secretary  2003 to    Vice President of MLIM since 2002; Attorney with Reed Smith from 2001 to
Stewart       Princeton, NJ              present    2002; Attorney with Saul Ewing from 1999 to 2001.
              08543-9011
              Age: 34
            ========================================================================================================================
            * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

APX


                                    22 & 23

[LOGO] Merrill Lynch Investment Managers

Apex Municipal Fund, Inc. seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Apex Municipal Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10955--6/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

        The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

        To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

        The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

        From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

        In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

        In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

        The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Apex Municipal Fund, Inc.


        By: /s/ Terry K. Glenn
            -------------------------
            Terry K. Glenn,
            President of
            Apex Municipal Fund, Inc.

        Date: August 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------
            Terry K. Glenn,
            President of
            Apex Municipal Fund, Inc.

        Date: August 21, 2003


        By: /s/ Donald C. Burke
            -------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Apex Municipal Fund, Inc.

        Date: August 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.